UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 30, 2015

GREATBATCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2595 Dallas Parkway, Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 30, 2015, Greatbatch, Inc. (the "Company") issued a press release announcing its proposal to spin-off its Algostim subsidiary. The spin-off would create a new publicly traded company focused on commercializing the Algovita Spinal Cord Stimulation system, with Greatbatch continuing to focus on expanding its core business and providing complete medical device systems for its customers.

The spin-off is expected to be completed by the end of 2015, but remains subject to final approval of the Company's Board of Directors, confirmation of the tax-free nature of the transaction, and the effectiveness of a Form 10 registration statement to be filed with the U.S. Securities and Exchange Commission, among other conditions.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
99.1	Press Release dated April 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2015	GREATBATCH, INC.
	By:	/s/ MICHAEL DINKINS Michael Dinkins Executive Vice President and Chief Financial Officer